Restricted Net Assets	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Restricted Net Assets
30	RESTRICTED NET ASSETS
Some of TDCX’s consolidated subsidiaries have certain restrictions on their ability to pay dividends or make intercompany loans and advances pursuant to the following legal restrictions and financing arrangements:

(1)	PRC legal restrictions permit payments of dividends by TDCX’s PRC subsidiaries only out of their retained earnings, if any, determined in accordance with PRC regulations.

(2)	Other legal restrictions for the subsidiaries in PRC and Thailand for the distribution of dividend. Refer to Note 29 (b) for further details.

(3)	Refer to Note 16 for the bank loan covenants for the restrictions.
The balance of restricted net assets TDCX’s consolidated subsidiaries held was less than 25% of its consolidated net assets (2020: S$72.4 million) as at December 31, 2021.